Exhibit 99.1

Eightco Holdings (ORBS) Announces Strategic Monetization to Demonstrate Portfolio Gains and Support Accelerated Buybacks

Eightco treasury composition as of October 28, 2026: $76M OpenAI equity (indirect), $18M Beast Industries equity, 16,278 ETH, nearly 302 million WLD holdings, and $132M cash and equivalents, totaling approximately $399 million

Company intends to utilize its balance sheet to accelerate the pace of share repurchases

Eightco provides indirect exposure to some of the most innovative private companies including OpenAI and Beast Industries

EASTON, Pa., October 29, 2026 /PRNewswire/ Eightco Holdings Inc. (NASDAQ: ORBS) (“Eightco” or the “Company”) today announced that it has repurchased more than 55 million shares of its common stock under its previously announced $125 million share repurchase program, while maintaining significant exposure to OpenAI and World. Since August of this year, the Company has repurchased 12.98% of its shares outstanding.

On October 26, Eightco monetized a small portion of its OpenAI investment at a price per share that was roughly 40% above the Company’s initial purchase price. Critically, this strategic sale highlights appreciation within the portfolio that is not reflected in the reported treasury figures (which are held at cost). As such, management was able to monetize assets above their carrying value while the Company’s stock trades at a discount to net assets. The Board intends to use those sale proceeds for additional share repurchases.

“Since Eightco invested in OpenAI, its valuation has experienced significant step changes, reflecting the scale of the opportunity emerging across artificial intelligence,” said Kevin O’Donnell, Chief Executive Officer of Eightco Holdings. “We’ve capitalized a portion of our OpenAI position following substantial appreciation and strategically deployed this capital to repurchase ORBS shares.”

“The size of the cumulative common share repurchases, in my view, reflects this Company’s commitment to deliver shareholder returns,” said Tom Lee, board member of Eightco. “More importantly, ORBS continues to own an attractive portfolio of valuable and appreciating assets. The sizable gain from the stake in OpenAI is the most recent example.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward-looking, including, without limitation, statements regarding: the estimated value of the Company’s indirect investment in OpenAI equity and of its other holdings, including the Company’s total holdings; the Company’s and its board member’s beliefs that the market has yet to fully recognize the appreciation in the value of the Company’s OpenAI investment and the broader value of its underlying assets and that the Company’s shares currently trade at a significant discount to the value of its assets; the Company’s intended use of the proceeds from the sale of a portion of its indirect interests in OpenAI equity to support its stock buyback program; the Company’s intention to leverage its balance sheet to accelerate and increase the pace of share repurchases and to continue to strategically deploy capital to repurchase shares; the opportunity to repurchase shares at an attractive valuation and continued share repurchases under the Company’s $125 million share repurchase program; the Company’s maintenance of significant exposure to OpenAI and World; the Company’s commitment to its shareholders and focus on creating long-term shareholder value; the Company providing indirect exposure to defining trends, including artificial intelligence, digital identity, and the creator economy, through its investments in OpenAI, WLD, and Beast Industries; and statements that Proof of Human is foundational infrastructure for social networks, banking, agentic commerce, and systems requiring verified human identity. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop,” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” “positioned,” “view,” “opportunity,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s inability to direct the management or operations of private businesses where it is not a controlling stockholder, including OpenAI and Beast Industries; risk of loss or markdown on the Company’s strategic investments, including its indirect position in OpenAI equity (held through special purpose vehicles), its position in WLD, and its position in Beast Industries equity; the absence of a public market for, and the limited liquidity of, the Company’s private company investments and interests in special purpose vehicles, and the risk that the Company may be unable to realize, or may realize less than, the estimated value of such investments upon any sale, redemption, or other disposition; the estimates, assumptions, and methodologies used to value the Company’s investments and to calculate its total holdings, which may differ from those used by other parties, may change, and may not reflect the price at which the Company’s assets could be sold or the price at which the Company’s common stock trades; reliance on third-party sources for the valuation of certain investments and digital asset prices; the risk that the market price of the Company’s common stock may continue to trade at a discount to the value of the Company’s assets or may decline; volatility in digital asset prices, including WLD and ETH, which could materially affect the value of the Company’s treasury holdings; risks related to the Company’s share repurchase program, including the timing, pricing, and amount of any repurchases, the Company’s ability to fund repurchases, the possibility that the Company may use the proceeds of its OpenAI sale or other capital for purposes other than repurchases, the effect on the Company’s liquidity and capital resources of using its balance sheet to fund repurchases, and the possibility that the program may be suspended, modified, or discontinued at any time and may not enhance shareholder value; risks related to the Company’s concentrated positions in certain digital assets and private company investments; the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements; unexpected costs, charges, or expenses that reduce the Company’s capital resources or otherwise delay capital deployment; inability to raise adequate capital to fund or scale its business operations or strategic investments; regulatory changes, future legislation, and rulemaking negatively impacting digital assets, artificial intelligence adoption, or biometric data collection; shifting public and governmental positions on digital assets or artificial intelligence-related industries; risks related to the development, adoption, and market acceptance of Proof of Human technology and the World network; uncertainty regarding OpenAI’s valuation, product roadmap, business model developments, and any future liquidity events; risks related to Beast Industries’ ability to achieve its growth projections and uncertainty regarding the performance of its creator-driven business model; and competition in the digital identity and AI infrastructure markets. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in the forward-looking statements herein, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including the risk factors and other disclosures in its Annual Report on Form 10-K filed with the SEC on April 15, 2026, its Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2026 and thereafter, and other publicly available SEC filings. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect actual results or any change in its expectations, except as required by law.

SOURCE Eightco Holdings (NASDAQ: ORBS)

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